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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 29, 1997



                       GREEN TREE FINANCIAL CORPORATION
                               as originator of
                         Home Equity Loan Trust 1997-B
                         -----------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                  333-20335              41-1859796
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   (State or other jurisdiction     (Commission             (IRS employer
        of incorporation)            file number)        identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:(612) 293-3400
                                                         --------------


                                Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
          -------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Not applicable.

Item 5.   Other Events.
          ------------

          On May 29, 1997, the Registrant sold approximately $327,051,721 of Certificates for Home Equity Loans, Series 1997-B (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1997-B (the "Trust"). The Trust property consists primarily of a pool of closed-end home equity loans (the "Loans"), including the right to receive payments due on the Loans on and after April 30, 1997 (or the date of origination thereof, if later), together with liens on the related real estate and amounts held for the Trust in the Certificate Account.

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.      Description
               -----------      -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of May 1, 1997 (without Exhibits L-1 and L-2) creating a trust entitled Home Equity Loan Trust 1997-B.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION
                                   as originator of Home Improvement
                                   and Home Equity Loan Trust 1997-B


                                By:/s/Joel H. Gottesman
                                   --------------------------------------
                                Joel H. Gottesman
                                Senior Vice President, General Counsel and
                                Secretary


                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                             Page
--------------                                                             ----

4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of May 1, 1997 (without Exhibits L-1 and L-2) creating a trust entitled Home Equity Loan Trust 1997-B.

                                       4